SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                            Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




            Date of Report (Date of earliest event reported):  June 4, 1996


                             COCA-COLA ENTERPRISES INC.

                (Exact name of registrant as specified in its charter)



            Delaware                  01-09300                 58-0503352
            (State of            (Commission File No.)        (IRS Employer
          Incorporation)                                    Identification No.)




                 2500 Windy Ridge Parkway, Atlanta, Georgia 30339
           (Address of principal executive offices, including zip code)

                                  (770) 989-3000
              (Registrant's telephone number, including area code)












                                                         Page 1 of 6 pages
                                                         Exhibit Index page 4

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   Item 5.   Other Events
             ------------
             On June 4, 1996, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the signing of a letter of intent for the Company to acquire Cadbury Schweppes' 51 percent interest and The Coca-Cola Company's 49 percent interest in the business of Coca-Cola & Schweppes Beverages Limited in Great Britain.



   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------
             (c) Exhibits.


             99   Press Release of Coca-Cola Enterprises Inc. issued
                  June 4, 1996

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                 ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COCA-COLA ENTERPRISES INC.
                                        (Registrant)


                                       E. LISTON BISHOP III
   Date:  June 4, 1996             By:-------------------------------------
                                       E. Liston Bishop III
                                       Assistant Secretary

                              COCA-COLA ENTERPRISES INC.

                                    EXHIBIT INDEX


   Exhibit No.                                                     Page


       99         Press release of Coca-Cola Enterprises Inc.         5
                  issued June 4, 1996

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